AMENDMENT NO. 1 TO
TAX CONSOLIDATION AGREEMENT
OF MORRIS PUBLISHING GROUP, LLC

This AMENDMENT NO. 1 TO TAX CONSOLIDATION AGREEMENT (this “Amendment”) dated with an effective date of January 28, 2009 is by and between MORRIS PUBLISHING GROUP, LLC, a Georgia limited liability company (the "Company"), MORRIS COMMUNICATIONS COMPANY, LLC, a Georgia limited liability company ("Morris"), SHIVERS TRADING & OPERATING COMPANY, a Georgia corporation ("Shivers"), QUESTO, INC., a Georgia corporation (“Questo”) and MPG NEWSPAPER HOLDING, LLC, a Georgia limited liability company (“MPG Holding”). This Amendment hereby amends that certain Tax Consolidation Agreement dated as of August 7, 2003 between the Company, Morris and Shivers (the “Original Agreement”). Except as otherwise defined in this Amendment, terms defined in the Original Agreement (as amended hereby) are used herein as defined therein. The terms defined in this Amendment are hereby added as defined terms to the Original Agreement.

The parties have consummated a Plan of Reorganization resulting in a change in the Group, with Questo as the common parent of the Group, effective as of the date of this Agreement (the “Reorganization Date”).

Commencing on the Reorganization Date, Questo is a member of an affiliated group of corporations as defined in Section l504 of the Internal Revenue Code of l986 (as amended, the "Code"), of which Questo is the common parent, and will file consolidated federal income tax returns pursuant to Treas. Reg. §1.1502-75(a)(2). The term “Group”, as applied after the Reorganization Date, shall refer to the affiliated group of which Questo is the common parent.

Effective as of the Reorganization Date, (i) the Company is a single member limited liability company wholly owned by MPG Holding, treated as a disregarded entity for federal income tax purposes; (ii) MPG Holding is a single member limited liability company wholly owned by Shivers, treated as a disregarded entity for federal income tax purposes; (iii) Shivers is a wholly owned subsidiary of Questo.

Questo, Shivers, MPG Holding and the Company desire to allocate among themselves the benefits and burdens which arise from filing of consolidated federal tax returns and which may arise from filing of consolidated or combined state and local tax returns, as if each entity was treated as a corporation taxed under Subchapter C of the Code.

The parties have determined that this Amendment does not disadvantage the bondholders in any material way with respect to the original indenture.

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The term “Credit Agreement” shall mean that certain Credit Agreement dated December 14, 2005 (as amended by Amendment No. 1 thereto, Amendment No. 2 and Waiver thereto, and Amendment No. 3 thereto, and Amendment No. 4 and Waiver No. 2 thereto), between the Company and Morris, certain lenders and JPMorgan Chase Bank, as agent for the lenders, as such agreement may be further amended, restated or replaced from time to time. The term “Lenders” shall refer to the lenders under the Credit Agreement, and the term “Agent” shall refer to the agent under the Credit Agreement.

The parties hereto wish now to amend the Original Agreement in certain respects, and, accordingly, the parties hereto hereby agree as follows:

A.           Section 1 of the Original Agreement is hereby amended with respect to all periods on or after the Reorganization Date by substituting “Questo” in the place of “Shivers” each place it appears in Section 1, and by substituting “MPG Holding” in the place of Morris each place it appears in Section 1.

B.           The parties agree (and agree to cause their respective subsidiaries) to file such consents, elections and other documents and to take such other action as may be necessary or appropriate to carry out the purposes of Section 1.01.

C.           Section 3 is hereby deleted and replaced with the following:

Section 3.    Third Party Beneficiaries. Each of the parties, for itself and its successors, covenants and agrees that the provisions of this Agreement are for the benefit, inter alia, of the Trustee and bondholders under the indenture and the Agent and the Lenders under the Credit Agreement and their respective successors and assigns; and each of the Trustee, bondholders, Agent and Lenders is hereby made an obligee hereunder and any one of them may enforce the provisions of this Agreement.

D.           Section 4.04 is hereby amended by adding “and also Questo, MPG Holding, the Agent and the Lenders” at the end thereof.

E.           Except as herein provided, the Original Agreement shall remain unchanged and in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have caused this Tax Consolidation Agreement to be duly executed and delivered as of the day and year first above written.

MORRIS PUBLISHING GROUP, LLC

By: /s/ Craig S. Mitchell
Name: Craig S. Mitchell
Title: Senior Vice President of Finance

MORRIS COMMUNICATIONS COMPANY, LLC

By: /s/ Craig S. Mitchell
Name: Craig S. Mitchell
Title: Senior Vice President of Finance

MORRIS COMMUNICATIONS HOLDING COMPANY, LLC

By: /s/ Craig S. Mitchell
Name: Craig S. Mitchell
Title: Senior Vice President of Finance

SHIVERS TRADING & OPERATING COMPANY

By: /s/ Craig S. Mitchell
Name: Craig S. Mitchell
Title: Senior Vice President of Finance

SHIVERS TRADING & OPERATING COMPANY

By: /s/ Craig S. Mitchell
Name: Craig S. Mitchell
Title: Senior Vice President of Finance

MPG NEWSPAPER HOLDING, LLC

By: /s/ Craig S. Mitchell
Name: Craig S. Mitchell
Title: Senior Vice President of Finance

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